Exhibit 10.3

SIXTH AMENDMENT TO LEASE
Nancy Ridge Technology Center, L.P., a California limited partnership (“Lessor”), and Cidara Therapeutics, Inc., a Delaware corporation, (“Lessee”), hereby amend the Lease dated June 9, 2014 (as previously amended, the “Lease”), for Suites #101 through #105 at 6310 Nancy Ridge Drive, San Diego, CA 92121 (“Premises”) effective as of the date of the last signature below, as follows:
1)Expiration Date: The Lease Term is hereby extended and the Expiration Date shall be December 31, 2023.
2)Increase in Base Rent: On January 1, 2022 the Base Rent shall increase to $103,733 per month. On January 1, 2023, and every twelve (12) months thereafter, the Base Rent shall increase three percent (3%).
3)Renewal Options: The two two-year options to renew the Lease described in paragraph #57 of the Addendum to Lease have not been exercised, and remain in effect and available to Lessee.
4)Confidentiality: The terms of the Lease are confidential. No party to the Lease shall disclose any of the terms of the Lease to any other party, provided that Lessee may disclose such terms to Lessee's employees, directors, officers, agents and proposed transferees or as otherwise required by applicable law.
5)No Default: To each party's knowledge, neither party is currently in Default or Breach of any of the terms or conditions of the Lease.
6)Authority to Execute: Each person executing this Amendment represents and warrants to all parties that he or she is duly authorized to execute and deliver this Amendment on behalf of that party.
All other terms and conditions of the Lease shall remain in full force and effect. All capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Lease.
Lessor:    Nancy Ridge Technology Center, L.P., a California Limited Partnership
By:    Nancy Ridge Technology Center, LLC, a California Limited Liability Company, its General Partner

By:	/s/ Chris Loughridge
Chris Loughridge, its Manager
Date:	7/14/2021

Lessee:	Cidara Therapeutics, Inc.

By:	/s/ Jessica Oien
Printed:	Jessica Oien
Title:	General Counsel
Date:	7/13/2021

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